                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     The undersigned designates each of Richard D. Schepp and Paul H. Freischlag, Jr., as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with ShopKo Stores, Inc., to sign for the undersigned and in the undersigned's name a Registration Statement on Form S-3 and any or all amendments (including post-effective amendments), to the Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent such full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof, to the Registration Statement and any related amendments and/or supplements thereto.

     Dated this 26th day of May, 1999.


                                  /s/  Dale P. Kramer
                                  ---------------------
                                  Dale P. Kramer

                               POWER OF ATTORNEY


     The undersigned designates each of Richard D. Schepp and Paul H. Freischlag, Jr., as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with ShopKo Stores, Inc., to sign for the undersigned and in the undersigned's name a Registration Statement on Form S-3 and any or all amendments (including post-effective amendments), to the Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent such full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof, to the Registration Statement and any related amendments and/or supplements thereto.

     Dated this 26th day of May, 1999.


                                  /s/  William J. Podany
                                  ------------------------
                                  William J. Podany

                               POWER OF ATTORNEY


     The undersigned designates Richard D. Schepp, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with ShopKo Stores, Inc., to sign for the undersigned and in the undersigned's name a Registration Statement on Form S-3 and any or all amendments (including post-effective amendments), to the Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto said attorney-in-fact and agent such full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof, to the Registration Statement and any related amendments and/or supplements thereto.

     Dated this 26th day of May, 1999.


                                  /s/  Paul H. Freischlag, Jr.
                                  ------------------------------
                                  Paul H. Freischlag, Jr.

                               POWER OF ATTORNEY


     The undersigned designates each of Richard D. Schepp and Paul H. Freischlag, Jr., as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with ShopKo Stores, Inc., to sign for the undersigned and in the undersigned's name a Registration Statement on Form S-3 and any or all amendments (including post-effective amendments), to the Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent such full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof, to the Registration Statement and any related amendments and/or supplements thereto.

     Dated this 26th day of May, 1999.


                                  /s/  Jeffrey R. Simons
                                  ------------------------
                                  Jeffrey R. Simons

                               POWER OF ATTORNEY


     The undersigned designates each of Richard D. Schepp and Paul H. Freischlag, Jr., as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with ShopKo Stores, Inc., to sign for the undersigned and in the undersigned's name a Registration Statement on Form S-3 and any or all amendments (including post-effective amendments), to the Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent such full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof, to the Registration Statement and any related amendments and/or supplements thereto.

     Dated this 26th day of May, 1999.


                                       /s/ Jeffrey C. Girard
                                       -----------------------------------------
                                       Jeffrey C. Girard

                               POWER OF ATTORNEY


     The undersigned designates each of Richard D. Schepp and Paul H. Freischlag, Jr., as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with ShopKo Stores, Inc., to sign for the undersigned and in the undersigned's name a Registration Statement on Form S-3 and any or all amendments (including post-effective amendments), to the Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent such full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof, to the Registration Statement and any related amendments and/or supplements thereto.

     Dated this 26th day of May, 1999.


                                       /s/ Stephen E. Watson
                                       ------------------------------------
                                       Stephen E. Watson

                               POWER OF ATTORNEY


     The undersigned designates each of Richard D. Schepp and Paul H. Freischlag, Jr., as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with ShopKo Stores, Inc., to sign for the undersigned and in the undersigned's name a Registration Statement on Form S-3 and any or all amendments (including post-effective amendments), to the Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent such full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof, to the Registration Statement and any related amendments and/or supplements thereto.

     Dated this 26th day of May, 1999.


                                       /s/ Gregory H. Wolf
                                       --------------------------------
                                       Gregory H. Wolf